UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2009 (February 18, 2009)

NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719
(Address of principal executive offices)		(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On February 18, 2009, the New Jersey Resources Corporation Employees’ Retirement Savings Plan (the “Plan”) received a letter from Lazar Levine and Felix LLP ("Lazar"), its independent registered public accounting firm for the fiscal year ended December 31, 2007, notifying the Plan that Lazar has resigned as the Plan’s independent registered public accounting firm. Lazar served as the Plan’s independent registered public accounting firm for the fiscal years ended December 31, 2007 and 2006. Lazar’s resignation was necessary as a result of its combination with Parente Randolph, LLC.

The reports of Lazar on the financial statements of the Plan for the fiscal years ended December 31, 2007 and 2006, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2007 and 2006, and through February 20, 2009, there were no disagreements with Lazar on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lazar, would have caused Lazar to make reference thereto in its reports on the Plan’s financial statements for such years.

During the fiscal years ended December 31, 2007 and 2006, and through February 20, 2009, there were no “reportable events” with respect to the Plan as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Plan provided a copy of the foregoing disclosures to Lazar prior to the date of filing this report and requested Lazar furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such statements. A copy of the letter Lazar furnished in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)   Financial statements of businesses acquired:                             Not applicable.

(b)   Pro forma financial information:                                                     Not applicable.

(c)   Exhibits:

Exhibit Number	Description
16.1	Letter from Lazar Levine & Felix LLP regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: February 20, 2009                                                              By:  /s/ Glenn C. Lockwood
Senior Vice President and
            Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Lazar Levine & Felix LLP regarding change in certifying accountant